KRANESHARES TRUST

KraneShares Bosera MSCI China A Share ETF

Supplement dated March 21, 2016 to the currently effective Summary Prospectus and

Statutory Prospectus for the KraneShares Bosera MSCI China A Share ETF

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) listed above and should be read in conjunction with the Prospectuses.

The Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”) has approved a reduction in the advisory fee rate paid by the KraneShares Bosera MSCI China A Share ETF (the “Fund”) to Krane Funds Advisors, LLC (“Krane”) under the Investment Advisory Agreement and a reduction in the expense cap for the Fund under the Expense Limitation Agreement.

Effective immediately, the following changes apply to the Prospectuses:

•	In the Fund Summary section of each Prospectus, the information included under the “Fees and Expenses of the Fund” and “Example” headings is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. This table does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees**	0.00%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.02%
Fee Waiver***	0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.92%

*	The expense information in the table has been restated to reflect current expenses, including: (1) a reduction in the management fee rate under the Investment Advisory Agreement; (2) a reduction in the expense cap under the Expense Limitation Agreement; and (3) a reduction in the amount of gains accrued for Chinese taxes.

**	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

***	Pursuant to the terms of an Expense Limitation Agreement, Krane Funds Advisors, LLC (“Krane”), the Fund’s investment manager, has contractually agreed to reduce its management fee to 0.68% of the Fund’s average daily net assets until July 31, 2017. The Expense Limitation Agreement may only be terminated prior to July 31, 2017 by the Board upon sixty (60) days’ written notice to Krane.

.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the amounts waived by Krane under the Expenses Limitation Agreement for the time period described above) remain the same. The Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$94	$311	$549	$1,235

•	The first four paragraphs under the heading “Management - Investment Manager” in the Statutory Prospectus are deleted in their entirety and replaced with the following:

Krane Funds Advisors, LLC (“Krane” or “Adviser”) is a registered investment adviser located at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020 and serves as investment manager of the Fund. Krane has served as the investment manager of the Fund since its inception.

Krane is responsible for the general management and administration of the Trust and oversight of Bosera. Krane is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Krane administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve as officers or Trustees of the KraneShares Trust. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its day-to-day management activities. Pursuant to an Investment Advisory Agreement between the Trust and Krane, the Fund pays Krane a fee, which is calculated daily and paid monthly, at an annual rate of 0.78% of the average daily net assets of the Fund (prior to March 8, 2016, the Fund paid Krane at an annual rate of 1.10% of the average daily net assets of the Fund).

Krane bears all of its own costs associated with providing these advisory services. As part of its agreement with the Trust, Krane has contractually agreed to pay all operating expenses of the Fund, including the cost of index licensing fees, transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions, derivative counterparty fees, and other expenses connected with execution of portfolio transactions, expenses of the Independent Trustees (including any Trustees’ counsel fees), extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, and the advisory fee payable to Krane.

Krane has contractually agreed to reduce its management fee to 0.68% of the Fund’s average daily net assets. This contractual fee waiver will continue until at least July 31, 2017. The Expense Limitation Agreement may be terminated by the Board upon sixty (60) days’ written notice to Krane or by Krane, effective at the end of the current term of the Expense Limitation Agreement, upon at least 60 days’ written notice prior to the end of such current term. In addition, the Expense Limitation Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated with such termination effective upon the effective date of the Agreement’s termination.

•	All references in the Statutory Prospectus to “1350 Avenue of the Americas, 2nd Floor, New York, New York 10019” are hereby replaced with “1270 Avenue of the Americas, 22nd Floor, New York, New York 10020.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

KRANESHARES TRUST

KraneShares Bosera MSCI China A Share ETF

Supplement dated March 21, 2016 to the currently effective Statement of Additional Information for the KraneShares Bosera MSCI China A Share ETF, as supplemented

This supplement provides new and additional information beyond that contained in the currently effective Statement of Additional Information listed above and should be read in conjunction with the Statement of Additional Information.

The Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”) has approved a reduction in the advisory fee rate paid by the KraneShares Bosera MSCI China A Share ETF (the “Fund”) to Krane Funds Advisors, LLC (“Krane”) under the Investment Advisory Agreement and a reduction in the expense cap for the Fund under the Expense Limitation Agreement.

Effective immediately, the following changes apply to the Statement of Additional Information:

•	The first three paragraphs in the “Investment Manager” section of the Statement of Additional Information are deleted in their entirety and replaced with the following:

Krane Funds Advisors, LLC (“Krane” or “Adviser”) serves as investment manager to the Fund pursuant to an Investment Advisory Agreement between the Trust and Krane (the “Advisory Agreement”). Krane is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Krane is primarily owned and controlled by Jonathan Krane and Jennifer Tarleton. Krane’s offices are located at 1270 Avenue of the Americas, 22nd Floor, New York, New York 10020.

Under the Investment Advisory Agreement, Krane has overall responsibility for the general management and administration of the Fund. Krane provides a continuous investment program for the Fund. Krane also arranges for co-advisory, transfer agency, custody, fund administration and all other non-distribution-related services necessary for the Fund to operate. The Fund pays Krane a fee equal to 0.78% of the Fund’s net assets (prior to March 8, 2016, the Fund paid Krane at an annual rate of 1.10% of the Fund’s net assets). Krane has agreed to pay all expenses of the Fund, except interest expense, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions and derivative counterparty fees and other expenses connected with execution of portfolio transactions, expenses of the Independent Trustees (including any Trustees’ counsel fees), extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, if any, and the advisory fee payable to Krane.

Krane has contractually agreed to reduce its management fee to 0.68% of the Fund’s average daily net assets until at least July 31, 2017. The Expense Limitation Agreement may be terminated by the Board upon sixty (60) days’ written notice to Krane or by Krane, effective at the end of the current term of the Expense Limitation Agreement, upon at least 60 days’ written notice prior to the end of such current term. In addition, the Expense Limitation Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated with such termination effective upon the effective date of the Agreement’s termination.

•	All references in the Statement of Additional Information to “1350 Avenue of the Americas, 2nd Floor, New York, New York 10019” are hereby replaced with “1270 Avenue of the Americas, 22nd Floor, New York, New York 10020.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.